Annual Report - Financial Statements

T. Rowe Price

Tax-Exempt
Money Fund

February 28, 1999

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Portfolio Highlights
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SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        8/31/98      2/28/99
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Hospital Revenue                                          30%          30%

General Obligation - Local                                20           19

General Obligation - State                                17           15

Educational Revenue                                       11           11

Prerefunded Bonds                                          5            7

Industrial and Pollution Control Revenue                   3            5

Nuclear Revenue                                            2            3

Electric Revenue                                           1            2

Dedicated Tax Revenue                                      2            2

Miscellaneous Revenue                                      1            2

All Other                                                  8            4

Other Assets Less Liabilities                           --           --
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Total                                                    100%         100%


T. Rowe Price Tax-Exempt Money Fund
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Financial Highlights             For a share outstanding throughout each period
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                                                                          Tax-
                         Tax-                                           Exempt
                       Exempt                                           Shares
                       Shares                                             PLUS

                         Year                                          11/1/98
                        Ended                                          Through
                      2/28/99   2/28/98   2/28/97   2/29/96   2/28/95  2/28/99

NET ASSET VALUE
Beginning of period  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000

Investment activities
  Net investment
  income                0.029     0.032     0.030     0.033     0.026     0.007*
Distributions
  Net investment
  income               (0.029)   (0.032)   (0.030)   (0.033)   (0.026)   (0.007)

NET ASSET VALUE
End of period        $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $ 1.000
                     ---------------------------------------------------------

Ratios/Supplemental Data

Total return#           2.97%     3.24%     3.05%     3.38%     2.63%    0.74%*

Ratio of total
expenses to
average net assets      0.52%     0.52%     0.55%     0.56%     0.58%    0.99%*!

Ratio of net
investment income
to average
net assets              2.93%     3.20%     3.00%     3.33%     2.59%    2.01%*!

Net assets,
end of period
(in thousands)       $710,569  $740,757  $678,135  $679,143  $687,022  $  4,208

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 4/30/99.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Exempt Money Fund
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                                                             February 28, 1999

Statement of Net Assets                                     Par        Value
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                                                              In thousands


ALABAMA  3.4%

Birmingham, GO, VRDN
  (Currently 2.95%)                                  $    4,950   $    4,950

Jefferson County, GO, VRDN
  (Currently 3.00%)                                      18,500       18,500

Univ. of Alabama, 6 90%, 10/1/99                          1,000        1,021

Total Alabama (Cost  $24,471)                                         24,471


ALASKA  0.0%

Valdez Alaska Marine, VRDN
  (Currently 3.15%)                                         200          200

Total Alaska (Cost  $200)                                                200


ARIZONA  0.1%

Salt River Agricultural Improvement
  and Power Dist.
  TECP, 2.70%, 4/6/99                                     1,000        1,000

Total Arizona (Cost  $1,000)                                           1,000


CALIFORNIA  1.7%

Alameda County, GO, TAN,
  4.50%, 7/7/99                                           3,000        3,009

Los Angeles County Metropolitan
    Transportation Auth. VRDN
    (Currently 2.95%) (AMBAC Insured)                     8,960        8,960

Total California (Cost  $11,969)                                      11,969


COLORADO  1.3%

Colorado, GO, TRAN
    4.00%, 6/25/99                                        3,500        3,505
    4.25%, 6/25/99                                        3,500        3,507

Denver, IDR, W. W. Grainger,
  VRDN (Currently 3.05%)                                  2,190        2,190

Total Colorado (Cost  $9,202)                                          9,202


CONNECTICUT  0.1%

Connecticut, GO, 6.70%, 8/1/99                              500          507

Total Connecticut (Cost  $507)                                           507


DELAWARE  0.5%

Delaware, GO
    4.90%, 7/1/99                                    $      500   $      503
    5.00%, 5/1/99                                         3,345        3,352

Total Delaware (Cost  $3,855)                                          3,855


DISTRICT OF COLUMBIA  3.2%

Dist. of Columbia
  American Univ., VRDN
  (Currently 2.95%)                                      18,835       18,835
  TECP, 2.60%, 3/18/99                                    4,000        4,000

Total District of Columbia (Cost  $22,835)                            22,835


FLORIDA  0.6%

Florida Board of Ed.
    5.00%, 6/1/99                                           700          702
    6.70%, 6/1/03 (Prerefunded 6/1/99!)                   1,000        1,028

Jacksonville HFA, Genesis Rehabilitation Hosp.
    VRDN (Currently 3.20%)                                1,000        1,000

Orange County IDA, W. W. Grainger
    VRDN (Currently 3.05%)                                1,185        1,185

Total Florida (Cost  $3,915)                                           3,915


GEORGIA  8.5%

DeKalb Private Hosp. Auth.
  Childrens Health, VRDN
  (Currently 2.95%)                                      10,000       10,000
  Eagleston Children's Hosp.
    VRDN (Currently 2.95%)                               13,400       13,400
  RAC, VRDN (Currently 2.95%)                             1,500        1,500

Downtown Savannah Auth., GO, Public Ed.
    VRDN (Currently 3.00%)                                5,000        5,000

Georgia, GO
    VRDN (Currently 3.07%)                                4,995        4,995
    4.25%, 7/1/99                                         4,880        4,890
    5.80%, 3/1/99                                         1,400        1,400
    7.40%, 8/1/99                                         2,100        2,140

Georgia Municipal Gas Auth., VRDN
  (Currently 2.95%)                                         485          485

Gwinnett County
  Hosp. Auth.
    VRDN (Currently 2.95%)
    (MBIA Insured)                                   $    8,000   $    8,000
  School Dist., 4.40%, 2/1/00                             7,045        7,126

Metropolitan Atlanta Rapid Transit Auth.
    7.10%, 7/1/04 (Prerefunded 7/1/99!)                     780          804
    7.20%, 7/1/10 (Prerefunded 7/1/99!)                   1,000        1,032

Total Georgia (Cost  $60,772)                                         60,772


IDAHO  0.6%

Idaho, GO, TAN, 4.50%, 6/30/99                            4,000        4,012

Total Idaho (Cost  $4,012)                                             4,012


ILLINOIS  13.1%

Chicago Water, 5.00%, 11/1/99
  (FGIC Insured)                                          1,200        1,215

Chicago Metropolitan Water Reclamation Dist.,
  4.70%, 12/1/99                                            375          379

Illinois, GO
    4.00%, 5/1/99                                           500          500
    5.25%, 4/1/99                                           750          752
    5.60%, 10/1/99                                        1,000        1,015
    6.30%, 8/1/99                                         2,000        2,026
  Anti Pollution, 9.50%, 11/1/99                          1,000        1,042

Illinois Dev. Fin. Auth., Palos Community Hosp.
    VRDN (Currently 2.95%)                               26,900       26,900

Illinois EFA
    Hosp. Sisters Services, 3.70%, 6/1/99                 1,185        1,185
    Northwestern Univ.,
    VRDN (Currently 2.90%)                               14,750       14,750

Illinois HFA
  Advocate Health Care Network
    VRDN (Currently 3.05%)                               10,000       10,000
  Children's Memorial Hosp.
    VRDN (Currently 2.85%)                                4,800        4,800
  Little County of Mary Hosp.
    VRDN (Currently 3.00%) (MBIA Insured)                12,955       12,955
  Masonic Medical Center, 7.70%, 10/1/99                  1,000        1,044

Illinois HFA
  Resurrection Health Care Systems
    VRDN (Currently 3.25%)                           $    7,300   $    7,300
  Univ. of Chicago Hosp.
    VRDN (Currently 3.00%) (MBIA Insured)                 1,000        1,000

Illinois Sales Tax
    6.70%, 6/15/99 (Escrowed to Maturity)                 2,000        2,017
    6.80%, 6/15/99                                          500          515
    7.00%, 6/15/99                                        1,000        1,012
    7.10%, 6/15/99                                          500          516
    7.25%, 6/15/99                                        1,615        1,667

Niles Village, IDR, W. W. Grainger,
  VRDN (Currently 3.05%)                                  1,000        1,000

Total Illinois (Cost  $93,590)                                        93,590


INDIANA  0.2%

Gary, IDR, W. W. Grainger,
  VRDN (Currently 3.05%)                                    730          730

Indiana HFA, Charity Obligation Group
    VRDN (Currently 2.95%)                                  800          800

Total Indiana (Cost  $1,530)                                           1,530


IOWA  1.6%

Iowa Fin. Auth., Iowa Health System
    VRDN (Currently 3.00%) (AMBAC Insured)                8,300        8,300

Sheldon, Sioux Valley Hosp.,
  VRDN (Currently 3.20%)                                  3,330        3,330

Total Iowa (Cost  $11,630)                                            11,630


KANSAS  0.1%

Kansas DOT, 3.65%, 9/1/99                                 1,000        1,000

Total Kansas (Cost  $1,000)                                            1,000


KENTUCKY  0.9%

Jefferson County, TECP, 3.05%, 3/8/99                     2,000        2,000

Kentucky Economic Dev. Fin. Auth.,
  Health Alliance
    VRDN (Currently 2.90%) (MBIA Insured)                 1,160        1,160

Univ. of Kentucky, Community Colleges
    7.20%, 5/1/07 (Prerefunded 5/1/99!)              $    1,415   $    1,453
    7.20%, 5/1/08 (Prerefunded 5/1/99!)                   1,500        1,540

Total Kentucky (Cost  $6,153)                                          6,153


LOUISIANA  4.2%

Jefferson Sales Tax, 8.00%, 7/1/99                        1,985        2,017

Louisiana Offshore Terminal Auth., VRDN
  (Currently 3.20%)                                       2,500        2,500

Louisiana PFA
  Sisters of Charity, VRDN (Currently 2.95%)              1,000        1,000
  Willis Knighton Medical Center
    VRDN (Currently 3.10%) (AMBAC Insured)               16,200       16,200
  TECP, 3.00 - 3.05%, 4/6 - 6/16/99                       6,400        6,400

New Orleans Aviation Board
    VRDN (Currently 3.00%) (MBIA Insured)                 1,900        1,900

Total Louisiana (Cost  $30,017)                                       30,017


MAINE  0.2%

Maine, GO, 6.10%, 7/1/99                                  1,500        1,512

Total Maine (Cost  $1,512)                                             1,512


MARYLAND  12.3%

Baltimore County, GO
    4.50%, 7/1/99                                         4,000        4,010
    5.00%, 6/1/99                                         1,145        1,151
    BAN, TECP, 2.90%, 3/4/99                             11,100       11,100

Gaithersburg Economic Dev., Asbury Methodist
    VRDN (Currently 3.00%) (MBIA Insured)                 8,200        8,200

Howard County, GO,
  Consolidated Public Improvement
    6.90%, 5/15/99                                        1,000        1,007

Maryland, GO
    6.40%, 7/1/99                                         2,000        2,018
    6.40%, 7/15/99                                          500          506
    6.50%, 3/1/99                                         7,750        7,750
    6.50%, 7/15/01 (Prerefunded 7/15/99!)                 3,000        3,056

Maryland DOT
    6.50%, 11/1/99                                   $    2,750   $    2,814
    6.60%, 11/1/00 (Prerefunded 11/1/99!)                 2,500        2,576
    6.625%, 8/15/03 (Prerefunded 8/15/99!)                  500          516
    6.70%, 8/15/05 (Prerefunded 8/15/99!)                 1,000        1,034

Maryland Economic Dev., Chesapeake Bay Foundation
    VRDN (Currently 2.90%)                                  700          700

Maryland HHEFA
  Charlestown Community
    VRDN (Currently 2.95%)                                  475          475
  Johns Hopkins Univ., 6.20%, 7/1/99                     10,255       10,255
  Pooled Loan Program
    VRDN (Currently 2.95%)                                4,000        4,000

Maryland Water Quality, 6.50%, 9/1/99                     1,110        1,130

Maryland-National Capital Park
  and Planning Commission, GO
  Prince George's County, 5.50%, 1/15/00                  1,000        1,021

Montgomery County, GO
    6.25%, 6/15/99                                        1,000        1,009
  Consolidated Public Improvement
    6.80%, 11/1/05 (Prerefunded 11/1/99!)                 1,500        1,567
    6.80%, 11/1/07 (Prerefunded 11/1/99!)                 1,000        1,045
    6.80%, 11/1/08 (Prerefunded 11/1/99!)                 1,000        1,042

Montgomery County Economic Dev. Auth.
  Howard Hughes Medical Fac.
    VRDN (Currently 2.95%)                                8,400        8,400

Prince George's County IDA,
  Upper Marlboro Justice Center
    7.00%, 6/30/19 (MBIA Insured)
    (Prerefunded 6/30/99!)                                2,000        2,063

Univ. of Maryland
  Auxiliary Fac. and Tuition
    7.00%, 10/1/05 (Prerefunded 10/1/99!)                   500          520
  Equipment Loan Program
    VRDN (Currently 2.90%)                                5,000        5,000

Washington Suburban Sanitary Dist., GO
    4.00%, 6/1/99                                         1,000        1,003

Washington Suburban Sanitary Dist., GO
    5.35%, 6/1/99                                    $      500   $      503
    6.75%, 12/1/99                                        2,025        2,120

Total Maryland (Cost  $87,591)                                        87,591


MASSACHUSETTS  1.6%

Massachusetts, GO
    5.50%, 7/1/99                                         9,940       10,004
    6.10%, 8/1/99                                         1,000        1,010
  Consolidated Loan, 6.25%, 7/1/99                          500          506

Total Massachusetts (Cost  $11,520)                                   11,520


MICHIGAN  1.0%

Detroit City School Dist., RAN,
  4.50%, 7/1/99                                           3,000        3,008

Univ. of Michigan, VRDN
  (Currently 2.90%)                                       1,000        1,000

Univ. of Michigan Hosp., VRDN
  (Currently 3.20%)                                       1,400        1,400

Univ. of Michigan Medical Service Plan
    VRDN (Currently 3.20%)                                1,425        1,425

Total Michigan (Cost  $6,833)                                          6,833


MINNESOTA  1.8%

Cottage Grove, PCR,
  Minnesota Mining and Mfg.
    VRDN (Currently 2.916%)                               1,000        1,000

Minnesota, GO
    VRDN (Currently 3.07%)                                2,700        2,700
    6.60%, 8/1/02 (Prerefunded 8/1/99!)                   1,225        1,240
    6.625%, 8/1/04 (Prerefunded 8/1/99!)                    500          507

Rochester Healthcare Fac., Mayo Foundation
  TECP, 2.45%, 3/11/99                                    5,000        5,000

Minnesota PFA, Water Pollution
    VRDN (Currently 3.07%)                                2,300        2,300

Total Minnesota (Cost  $12,747)                                       12,747


MISSISSIPPI  1.7%

Jackson County, Refunding Water Systems,
  4.20%, 8/1/99                                           4,200        4,200

Mississippi, GO
    5.00%, 7/1/99                                    $    3,780   $    3,796
  Capital Improvement, 6.70%, 10/1/99                     1,000        1,021
  Community & Junior College, 6.25%, 5/1/99               1,160        1,166

Rankin County, PCR, Siemens
  Energy and Automation
    VRDN (Currently 3.00%)                                1,600        1,600

Total Mississippi (Cost  $11,783)                                     11,783


MISSOURI  1.7%

Missouri HEFA
  Sisters of Mercy Health Systems, 4.25%, 12/1/99         1,000        1,008
  St. Anthony's Medical Center
    VRDN (Currently 2.95%)                               11,300       11,300

Total Missouri (Cost  $12,308)                                        12,308


NEW MEXICO  1.5%

Albuquerque, GO, 4.60%, 7/1/99                              500          503

Albuquerque, Sales Tax, 5.75%, 7/1/99
  (Escrowed to Maturity)                                    500          504

New Mexico, GO, TRAN
    3.75%, 6/30/99                                        5,000        5,013
    4.25%, 6/30/99                                        5,000        5,010

Total New Mexico (Cost  $11,030)                                      11,030


NEW YORK  1.2%

City of Rochester, TECP,
  2.45%, 3/11/99                                          5,000        5,000

New York City, VRDN (Currently 3.01%)
  (MBIA Insured)                                          3,700        3,700

Total New York (Cost  $8,700)                                          8,700


NORTH CAROLINA  3.2%

Charlotte Mecklenburg Hosp. Auth.
  North Carolina Health Care
    VRDN (Currently 2.85%)                                4,740        4,740
    VRDN (Currently 2.95%)                                1,600        1,600

North Carolina, GO, Public Improvement,
  5.50%, 8/1/99                                           1,000        1,011

North Carolina EFA,
  Bowman Gray School of Medicine
    VRDN (Currently 2.90%)                                  950          950

Raleigh, Equipment Acquisition Project, COP,
  3.00%, 12/1/99                                            500          500

Winston Salem, GO
    VRDN (Currently 2.90%)                           $   10,800   $   10,800
  COP, VRDN (Currently 2.90%)                             3,450        3,450

Total North Carolina (Cost  $23,051)                                  23,051


OHIO  2.1%

Clermont County, Mercy Health System
    VRDN (Currently 2.95%)                                2,900        2,900

Cuyahoga County Hosp.,
  Cleveland Clinic Foundation
    VRDN (Currently 2.90%) (AMBAC Insured)                  965          965

Franklin County Hosp., U.S. Health,
    VRDN (Currently 2.95%)                                1,945        1,945

Hamilton County Hosp. Fac., Health Alliance
    VRDN (Currently 2.90%)                                2,000        2,000

Lorain County Hosp., Catholic Partners
    VRDN (Currently 2.95%)                                2,600        2,600

Ohio Public Fac., Higher Ed.,
  4.75%, 5/1/99                                           3,000        3,005

Univ. of Cincinnati, 7.10%, 6/1/10
  (Prerefunded 6/1/99!)                                   1,750        1,801

Total Ohio (Cost  $15,216)                                            15,216


OREGON  0.1%

Oregon, GO, 5.90%, 2/1/00                                   500          512

Total Oregon (Cost  $512)                                                512


PENNSYLVANIA  2.7%

Doylestown Hosp. Auth.
    VRDN (Currently 2.95%) (AMBAC Insured)                2,000        2,000

Geisinger Auth., 6.50%, 7/1/07
  (Prerefunded 7/1/99!)                                   1,695        1,713

Montgomery County, IDA, W. W. Grainger
    VRDN (Currently 3.05%)                                1,230        1,230

Northampton County Higher Ed., Lafayette College
    VRDN (Currently 3.00%)                                6,300        6,300

Pennsylvania, GO, 6 00%, 9/15/99                          1,500        1,524

Pennsylvania Turnpike Commission
    7.25%, 12/1/99                                        1,000        1,050
    7.50%, 12/1/19 (Prerefunded 12/1/99!)                   500          526

Philadelphia, GO, TRAN, 4.25%, 6/30/99               $    3,000   $    3,006

Pittsburgh Water & Sewer Auth.,
  7.40%, 9/1/99                                           2,000        2,043

Total Pennsylvania (Cost  $19,392)                                    19,392


SOUTH CAROLINA  1.1%

Spartanburg County, Siemens Energy and Automation
    VRDN (Currently 3.00%)                                6,400        6,400

York County PCR, TECP, 3.10%, 3/18/99                     1,000        1,000

Total South Carolina (Cost  $7,400)                                    7,400


SOUTH DAKOTA  2.1%

South Dakota HEFA
  Sioux Valley Hosp.
    VRDN (Currently 3.00%)                                5,900        5,900
    VRDN (Currently 3.20%)                                9,045        9,045

Total South Dakota (Cost  $14,945)                                    14,945


TENNESSEE  1.6%

Knox County Health, Ed. and Housing Fac.
  Baptist Health System, 8.60%, 4/15/99                   2,005        2,059
  Mercy Health, VRDN (Currently 2.95%)                    3,700        3,700

Nashville and Davidson County
    6.60%, 12/1/08 (Prerefunded 12/1/99!)                   500          522
  GO, Public Improvement, 5.50%, 5/15/99                  1,130        1,134
  Vanderbilt Univ., 3 10%, 1/15/00                        2,500        2,500

Shelby County, 6.50%, 3/1/99                              1,500        1,530

Total Tennessee (Cost  $11,445)                                       11,445


TEXAS  10.6%

Dallas County Community College Dist.
    VRDN (Currently 3.05%)                               14,800       14,800

Dallas Independent School Dist.,
  3.75%, 3/1/00                                           1,200        1,208

Gulf Coast Texas Waste Disposal Auth.,
  Exxon Project
    VRDN (Currently 2.95%)                                8,900        8,900

Harris County, GO
    VRDN (Currently 2.85%)                               15,000       15,000
    5.80%, 10/1/99                                        1,000        1,016

Harris County Health Fac. Dev.
  Memorial Hosp.
    VRDN (Currently 3.00%) (MBIA Insured)            $    7,200   $    7,200
  St. Luke's Episcopal Hosp.
    VRDN (Currently 3.35%)                                5,500        5,500

Midland, IDR, W. W. Grainger,
    VRDN (Currently 3.05%)                                  775          775

Southwest Higher Ed. Auth.,
  Southern Methodist Univ.
    VRDN (Currently 3.00%)                                5,900        5,900

Texas TRAN, 4.50%, 8/31/99                                1,700        1,713

Texas PFA, GO
    4.40%, 10/1/99                                        3,400        3,429
    8.00%, 10/1/99                                        3,930        4,042
    TECP, 3.00%, 5/7/99                                   5,000        5,000

Travis County HFA, Charity Obligation Group
    VRDN (Currently 2.95%)                                1,000        1,000

Total Texas (Cost  $75,483)                                           75,483


UTAH  3.0%

Intermountain Power Agency
  TECP, 2.65-3.30%, 3/5-3/25/99                           4,800        4,800
    VRDN (Currently 3.30%)                               10,000       10,000

Utah, GO, 4.40%, 7/1/99                                   5,400        5,417

Utah Board of Regents, Auxiliary and Campus Fac
    VRDN (Currently 3.00%)                                1,400        1,400

Total Utah (Cost  $21,617)                                            21,617


VIRGINIA  5.7%

Chesterfield County, GO
    7.10%, 3/1/00 (Prerefunded 3/1/99!)                   1,095        1,117

Fairfax County, 5.75%, 4/1/01
  (Prerefunded 4/1/99!)                                   1,000        1,007

Fairfax County IDA, Fairfax Hosp. System
    6.10%, 8/15/99 (Escrowed to Maturity)                 1,000        1,014

Newport News, BAN, VRDN (Currently 3.05%)                10,000       10,000

Richmond, GO, BAN, VRDN (Currently 2.95%)                19,200       19,200

Roanoke IDA, Carilion Health,
  VRDN (Currently 3.30%)                                  3,200        3,200

Rockingham County IDA, Merck and Co.
    VRDN (Currently 3.15%)                           $    2,400   $    2,400

Virginia, GO, 6.50%, 6/1/06
  (Prerefunded 6/1/99!)                                   1,000        1,027

Virginia Beach, Refunding &
   Public Improvement
    4.50%, 8/1/99                                         1,000        1,006

Virginia Public Building Auth.,
  4.75%, 8/1/99                                             400          403

Virginia Transportation Board,
  5.00%, 5/15/99                                            555          557

Total Virginia (Cost  $40,931)                                        40,931


WASHINGTON  2.7%

Washington GO
    5.00%, 5/1/99                                         2,000        2,006
    6.00%, 9/1/99 (Escrowed to Maturity)                    645          654
    6.50%, 8/1/99                                         2,900        2,941
    6.70%, 10/1/99                                        3,000        3,056

Washington Public Power Supply
    VRDN (Currently 3.01%)                                3,340        3,340
    3.00%, 10/6/99                                        7,000        7,000
    4.75%, 7/1/99                                           500          502

Total Washington (Cost  $19,499)                                      19,499


WISCONSIN  2.0%

Milwaukee, GO
    5.70%, 6/1/99                                         2,000        2,012
    6.25%, 12/1/99                                          900          922
  Corporation Purpose, 3.75%, 12/15/99                    1,565        1,573

Wisconsin, GO
    4.25%, 5/1/99                                         1,000        1,001
    6.30%, 5/1/99                                         2,000        2,009
    6.50%, 5/1/02 (Prerefunded 5/1/99!)                   2,500        2,539
    6.75%, 5/1/09 (Prerefunded 5/1/99!)                   1,600        1,626

Wisconsin HEFA
  St. Lukes Medical Center
    7.375%, 8/15/07 (MBIA Insured)
    (Prerefunded 8/15/99!)                                1,250        1,295
    7.40%, 8/15/19 (MBIA Insured)
    (Prerefunded 8/15/99!)                                1,600        1,658

Total Wisconsin (Cost  $14,635)                                       14,635


Total Investments in Securities
100.0% of Net Assets (Cost  $714,808)                             $  714,808

Other Assets Less Liabilities                                            (31)


NET ASSETS                                                        $  714,777
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $      151

Accumulated net realized gain/loss -
net of distributions                                                      20

Paid-in-capital applicable to $0.01
par value capital stock outstanding;
5,000,000,000 shares authorized                                      714,606


NET ASSETS                                                        $  714,777
                                                                  ----------

NET ASSET VALUE PER SHARE

TAX-EXEMPT SHARES
($710,568,778/710,600,980
SHARES OUTSTANDING)                                               $     1.00
                                                                  ----------

TAX-EXEMPT PLUS SHARES
($4,208,294/4,208,281
SHARES OUTSTANDING)                                               $     1.00
                                                                  ----------

    !   Used in determining portfolio maturity
AMBAC   AMBAC Indemnity Corp.
  BAN   Bond Anticipation Note
  COP   Certificates of Participation
  DOT   Department of Transportation
  EFA   Educational Facility Authority
 FGIC   Financial Guaranty Insurance Company
   GO   General Obligation
 HEFA   Health & Educational Facility Authority
  HFA   Health Facility Authority
HHEFA   Health & Higher Educational Facility Authority
  IDA   Industrial Development Authority
  IDR   Industrial Development Revenue
 MBIA   Municipal Bond Investors Assurance Corp.
  PCR   Pollution Control Revenue
  PFA   Public Facility Authority
  RAC   Revenue Anticipation Certificate
  RAN   Revenue Anticipation Note
  TAN   Tax Anticipation Note
 TECP   Tax-Exempt Commercial Paper
 TRAN   Tax Revenue Anticipation Note
 VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                     2/28/99

Investment Income

Interest income                                                    $  26,031

Expenses
  Investment management                                                3,177
  Shareholder servicing
    Tax-Exempt Shares                                                    466
    Tax-Exempt PLUS Shares                                                 4
  Custody and accounting                                                 151
  Registration                                                            46
  Prospectus and shareholder reports                                      44
  Legal and audit                                                         15
  Proxy and annual meeting                                                15
  Directors                                                               11
  Miscellaneous                                                           14

  Total expenses                                                       3,943
  Expenses paid indirectly                                                (3)

  Net expenses                                                         3,940

Net investment income                                                 22,091

Realized Gain (Loss)

Net realized gain (loss) on securities                                    20

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  22,111
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   2/28/99              2/28/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $     22,091         $     22,487
  Net realized gain (loss)                              20                   53

  Increase (decrease) in net
  assets from operations                            22,111               22,540

Distributions to shareholders
  Net investment income
  Tax-Exempt shares                                (22,083)             (22,487)
  Tax-Exempt PLUS shares                                (8)                --

  Increase (decrease) in net
  assets from distributions                        (22,091)             (22,487)

Capital share transactions*
  Shares sold
  Tax-Exempt shares                                684,304              691,676
  Tax-Exempt PLUS shares                             5,383                 --

  Increase (decrease) in net
  assets from shares sold                          689,687              691,676

  Distributions reinvested
  Tax-Exempt shares                                 20,754               21,239
  Tax-Exempt PLUS shares                                 8                 --

  Increase (decrease) in net assets from
  distributions reinvested                          20,762               21,239

  Shares redeemed
  Tax-Exempt shares                               (735,267)            (650,346)
  Tax-Exempt PLUS shares                            (1,182)                --

  Increase (decrease) in net
  assets from shares redeemed                     (736,449)            (650,346)

  Increase (decrease) in net
  assets from capital
  share transactions                               (26,000)              62,569

Net Assets

Increase (decrease) during period                  (25,980)              62,622
Beginning of period                                740,757              678,135

End of period                                 $    714,777         $    740,757
                                              ---------------------------------

* Capital share transactions at net asset value of $1.00 per share

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------
                                                            February 28, 1999


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on April 8, 1981. The fund offers two classes of shares, Tax-Exempt and Tax-Exempt PLUS. Tax-Exempt PLUS Shares were first offered on November 1, 1998 and provides expanded shareholder services, the cost of which is borne by the PLUS shareholders. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters which relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Class Accounting Shareholder servicing expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by each class on a daily basis, and paid monthly. Capital gain distributions, if any, are declared by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly are custody fees paid with credits earned on daily residual cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------
     Undistributed net investment income                           $    9,000
     Paid-in-capital                                                   (9,000)

     At February 28, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $714,808,000.


NOTE 3 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $244,000 was payable at February 28, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through April 30, 1999, which would cause Tax-Exempt PLUS' ratio of expenses to average net assets to exceed 1.00%. Thereafter, through April 30, 2000, Tax-Exempt PLUS is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of expenses to average net assets to exceed 1.00%.


T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $428,000 for the year ended February 28, 1999, of which $30,000 was payable at period end.


Tax Information (Unaudited) for the Tax Year Ended 2/28/99
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's dividend income included $22,347,000 which qualified as exempt-interest dividends.
--------------------------------------------------------------------------------


T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Tax-Exempt Money Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Exempt Money Fund, Inc. (the "Fund") at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 17, 1999


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!
International Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

! Formerly named Global Government Bond. !! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions,24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Exempt Money Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F52-050  2/28/99


THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS ARE ATTACHED HERE BY ACCESSING THE FOLLOWING:


Annual Report

Tax-Free
Funds

February 28, 1999


T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Tax-Free Funds

o Municipal bonds were relatively unscathed by the turmoil in other fixed income markets and were less volatile than Treasuries.

o The Tax-Exempt Money, Tax-Free Short-Intermediate, Tax-Free Intermediate Bond, Tax-Free Income, and Tax-Free High Yield Funds outpaced their respective Lipper benchmarks for both the 6- and 12-month periods.

o The funds' good performances were due primarily to management decisions and low fund expenses.

o All funds benefited from their longer relative maturities and durations when interest rates fell, and also from careful credit selection.

o We expect continued low inflation and slowing economic growth to benefit municipal securities, which still carry attractive yields relative to other fixed income investments.


Fellow Shareholders

The fixed income markets and your funds generated good returns for the 6- and 12-month periods ended February 28, 1999. The Tax-Exempt Money, Tax-Free Short-Intermediate, Tax-Free Intermediate Bond, Tax-Free Income, and Tax-Free High Yield Funds surpassed their respective benchmarks in both periods, a reflection of our management decisions and below-average expenses.

Municipal bonds moved through the past year relatively unscathed by the turmoil that hit other fixed income markets. The municipal market was far less volatile than the Treasury market, which benefited from a massive flight to quality that drove 30-year yields to a record low of 4.72% in October from 5.92% last February. Municipal yields also fell, but the decline was more muted as long-term rates dropped to 4.64% in October from 5.08% last February. As a result, municipal yields approached parity with Treasury yields especially in longer maturities, an unusual event in a year when major tax reform was not under discussion.


MARKET ENVIRONMENT

Municipal Bond and Note Yields
--------------------------------------------------------------------------------


                  30-Year AAA       5-Year AAA       1-Year Moody's
                  General           General          Investment
                  Obligation        Obligation       Grade 1Note

2/28/98           5.08              4.05             3.60
                  5.13              4.10             3.65
                  5.20              4.30             3.85
5/98              5.05              4.10             3.75
                  5.05              4.10             3.60
                  5.10              4.10             3.70
8/98              4.93              3.85             3.50
                  4.82              3.70             3.30
                  4.92              3.70             2.95
11/98             4.89              3.75             3.05
                  4.94              3.75             3.05
                  4.87              3.65             2.95
2/99              4.99              3.78             3.00


Source: T. Rowe Price Associates

Major economic developments here and overseas during the fiscal year affected the fixed income markets. In the first half, many economists expected the global turmoil to have a negative impact on the U.S. economy, causing interest rates to fall. Russia's debt default last summer created havoc in many markets, leading to a global liquidity crisis that contributed to the flight to U.S. Treasuries. In response, the Federal Reserve cut short-term rates three times last fall to cushion the domestic economy from weakness abroad and restore investor confidence. In December, yields began to move up following signs of stronger-than-expected U.S. growth and a growing sense that the global liquidity crisis had abated. Robust GDP growth of 6.1% in the fourth quarter added fuel to the fire, and by the end of February 30-year Treasury yields were nearly 100 basis points (one percentage point) higher than in October. Municipal yields also rose but, once again, they were far less volatile.

Lower-quality municipal bonds also escaped major damage. In response to the liquidity crisis, the taxable markets-including corporate, mortgage, and emerging market bonds-came under severe pressure in the third quarter, and differences in yield between high- and low-quality bonds (yield spreads) widened abruptly. Lower-quality, high-yield municipals experienced only a modest widening in yield spreads, mainly because of limited supply in this area of the market and less sensitivity to global events. While high-yield returns suffered modestly, this followed several years of above-average returns.

Overall, municipal yields did not change significantly from February 1998 to February 1999 except for one-year rates, as can be seen in the chart on page 1. In the money market area, solid cash flow and the lowest level of new issuance in nine years led to lower yields. A steeper yield curve resulted as money market and short-term bonds reacted to the Federal Reserve's rate cuts and to strong demand, while long-term rates were more affected by heavy bond sales. During the past six months, intermediate-term bonds turned in the best performance. For the calendar year, new bond issuance reached $284 billion, up 29% from 1997, a level surpassed only in 1993.


High Ratings for Risk-Adjusted Returns
--------------------------------------------------------------------------------

The four bond funds received a high Morningstar Rating(trademark) for their risk-adjusted performance, which reflects the degree of volatility experienced in earning a particular return. (Money funds are not rated.) As of February 28, 1999, the Tax-Free High Yield Fund had five stars overall, and the Tax- Free Short-Intermediate Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Income Fund all received four stars. The top 10% of the funds in each investment category receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The funds were rated among 1,576, 1,109, and 369 municipal fixed income funds for the 3-, 5-, and 10-year periods ended February 28, 1999, respectively. Of course, past trends may not continue.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 2/28/99 and may change monthly. Ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Tax-Free High Yield Fund received 5 stars for the 3-, 5-, and 10-year periods; Tax-Free Income 4 stars for the 3- and 5- year periods and 3 stars for the 10-year period; Tax-Free Intermediate Bond 3 and 4 stars for the 3- and 5-year periods; and Tax-Free Short-Intermediate 4, 5, and 4 stars for the 3-, 5-, and 10-year periods, respectively.

As mentioned, each fund was in the lowest expense quartile (25%) of its Lipper category as of February 28. For a discussion of the new Tax-Exempt Money Fund PLUS Class shares, see the shaded box on page 4.


TAX-EXEMPT MONEY FUND AND PLUS SHARES

Performance Comparison
--------------------------------------------------------------------------------

                                                                Since Inception*
Periods Ended 2/28/99           6 Months         12 Months         (PLUS Shares)
--------------------------------------------------------------------------------

Tax-Exempt Money Fund              1.38%             2.97%                    -

Tax-Exempt Money Fund
PLUS Class                             -                 -                 0.74%

Lipper Tax-Exempt Money
Market Funds Average                1.31              2.81                 0.82

*11/1/98


The Tax-Exempt Money Fund posted good results relative to its peer group average for both the 6- and 12-month periods ended February 28. Since its inception on November 1, 1998, the Tax-Exempt Money Fund PLUS shares returned 0.74%, behind the return of the Lipper average due to the higher expenses that accompany their additional services.

Three consecutive easings in the fall by the Federal Reserve, amounting to a total of 75 basis points, set the tone for the short-term tax-exempt market. At the end of the fiscal year, the one-year yield was 60 basis points lower than it was a year earlier, with most of the move occurring in the last six months.


Tax-Exempt Money Fund PLUS Class
--------------------------------------------------------------------------------

Starting November 1, 1998, we created a new class of shares called The Tax-Exempt Money - PLUS Class. The share class is offered as part of our new Asset Manager Account, which incorporates a number of additional services, such as unlimited checkwriting and a debit card. Both the Tax-Exempt Money Fund and Tax-Exempt Money - PLUS are based on the same portfolio, and as such will be reported on together in future annual and semiannual reports. However, performance will differ because the classes of shares have different expense ratios. Tax-Exempt Money - PLUS will have no impact on the expenses, share price, or yield of the original Tax-Exempt Money Fund.

Note: To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.

Money market funds benefited from the volatility in other markets. As investors shifted assets to safer havens, total money fund assets ballooned to a record $1.4 trillion, an increase of 26% during the fiscal year. However, tax-exempt money funds expanded at half the rate of the total industry-a result of reduced demand due to lower tax-exempt money yields versus comparable taxable yields. The improved financial condition of many municipalities, along with low long-term rates, drastically reduced the short-term borrowing needs of issuers. Annual municipal note issuance dipped to its lowest level since 1989. Reduced supply and steady demand kept rates low versus taxable alternatives, which meant that the tax-exempt money market appealed mostly to investors in high tax brackets.

Throughout the fiscal year, we maintained a fairly long weighted average maturity-53 days at the end of February, which was 11 days longer than our peer group average. We continue to believe that the imbalance between supply and demand in our specific market, combined with a stable monetary policy and possible further easing by the Fed if economic growth slows later in the year, supports our more aggressive stance.


TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                          6 Months         12 Months
--------------------------------------------------------------------------------

Tax-Free Short-Intermediate Fund                  2.39%             4.90%

Lipper Short-Intermediate
Municipal Debt Funds Average                      2.08              4.43

Your fund posted solid results that surpassed the Lipper Short-Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods ended February 28, 1999. Maintaining a slightly longer duration and a low expense ratio enhanced returns. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

Our duration strategy reflected several factors: the absence of any inflationary pressures, the global demand for U.S. Treasuries resulting from problems overseas, and the exceptional value offered in the municipal market due to imbalances in supply and demand. Our long position was rewarded in the fall when the Federal Reserve cut short-term interest rates. As economic growth in the fourth quarter exceeded expectations and global turmoil subsided, Treasury yields began to rise. Maturities within five years, which had been yielding less than the federal funds rate, rose above the fed funds rate and resulted in a positively sloped yield curve. This shift reflected the change in investor focus from the global crisis to an accommodative Fed and a potential pickup in inflation.

Nevertheless, we maintained our relatively long duration even as Treasury yields were rising from their October lows. Municipal yields had not fallen as far and looked exceptionally attractive. In addition, we anticipated increasing demand for municipals and a drop in supply over the holiday season; supply has remained below expectations during the first two months of 1999.

Recently, relative yields have moved closer to historic averages as municipals outperformed Treasuries. While we had a fairly long duration at the end of the period, we have since been reducing it. However, we expect to take advantage of any increase in yields to extend it again, since we anticipate continued low inflation and interest rates in the months ahead.


TAX-FREE INTERMEDIATE BOND FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                         6 Months            12 Months
--------------------------------------------------------------------------------

Tax-Free Intermediate Bond Fund                  2.26%                5.37%

Lipper Intermediate
Municipal Debt Funds Average                     2.15                 5.05


Your fund posted good returns and outperformed the Lipper Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods. Our duration strategy over the past six months was similar to that of the Tax-Free Short-Intermediate Fund (see report on that fund for an explanation). As short-term rates fell more than long-term rates, short bonds appreciated while longer bonds actually depreciated, but the changes were modest. Five-year general obligation (GO) yields were down seven basis points while 30-year GO yields rose six, which meant that a fund's return was largely determined by its position along the yield curve. In our case, we favored five-year bonds because we thought 10-year maturities were overvalued, and the steepening yield curve was beneficial to five-year maturities. Since the yield curve has recently begun to steepen even further, we anticipate buying bonds with longer maturities and have begun to favor 10-year bonds.

At the annual shareholders meeting in October, we received approval to remove the insurance requirement for the fund and changed the fund's name to reflect the new policy. We will continue to hold 95% of assets rated AAA or AA by at least one national rating organization (Standard & Poor's, Moody's, or a similar service), and up to 5% may be rated A at the time of purchase. We believe this will allow for more prudent diversification among a variety of high-quality issuers.

Our current strategy is to reduce exposure to insured bonds over time in a manner that neither reduces income nor results in significant realized capital gains. We sold three insured credits-hospital, solid-waste facility, and start-up toll road securities-primarily because they allowed us to reach our duration goals and we considered them overvalued compared with other bonds.


TAX-FREE INCOME FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                   6 Months                  12 Months
--------------------------------------------------------------------------------

Tax-Free Income Fund                       1.91%                      5.48%

Lipper General Municipal
Debt Funds Average                         1.76                       4.88

The fund had several goals for the past year: managing exposure to interest rates with steady, gradual shifts in duration; preserving tax-free income as lower rates and maturing older, higher-yielding bonds eroded the fund's yield; and seeking good diversification among issuers and bond insurers in the portfolio. The strategy along with low expenses paid off, and performance surpassed the Lipper average for both periods shown in the table.

The fund's duration (defined in the Tax-Free Short-Intermediate Fund section), which was extended last June to a more aggressive range, was reduced to neutral in January. Recent concerns about continued economic strength and a shift in the Federal Reserve's position, from a bias toward easing to a neutral stance, drove our strategy. We were also aware that, historically, the first quarter has often not been strong for municipal bonds as supply starts to grow and demand weakens in anticipation of tax-payment season.

The fund's credit quality remains high at an overall level of AA-. A year ago we regretted not having more exposure to lower-quality bonds, which had performed well in a strong economy. However, this sector did not do as well in the past year, and we saw a modest widening of yield spreads between lower- and higher-rated bonds. As this trend continues, we are looking for opportunities to add some lower-rated securities to the portfolio.

During the past six months, we reduced our exposure to hospital bonds and increased our holdings of general obligation bonds. The hospital industry is suffering from cost recovery pressures, while tax-supported debt is benefiting from the strong economy. As always, we are seeking good diversification among solid credits. While the insurance industry continues to penetrate the municipal bond market (more than 50% of new issues were insured in 1998), we are also focused on diversifying exposure among the bond insurers.


TAX-FREE HIGH YIELD FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                     6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                     1.57%              4.80%

Lipper High Yield Municipal
Debt Funds Average                           1.46                4.51

The municipal high-yield market trailed the higher-quality market from the summer of 1998 through the end of February. Total returns were still positive, however, unlike those of our counterparts in the corporate bond market. Performance for the year was bolstered by our strategy of steadily increasing duration (see the report for the Tax-Free Short-Intermediate Fund for an explanation of duration) to benefit from the drop in interest rates, and the fund surpassed the average performance of its Lipper peer group in both periods.


Quality Diversification
--------------------------------------------------------------------------------

Tax-Free High Yield Fund

AAA      AA       A        BBB      BB and below

6        25       21       26       22

Based on net assets as of 2/28/99.

Moderate returns in this sector of the municipal market have presented an opportunity for investors. Compared with our peers, we have been underweighted in below-investment-grade bonds and can now add selectively to our favorite issuers at a time when yield spreads are wider than they have been during the past two to three years. Currently, these holdings represent about 22% of total assets, and the percentage should rise gradually. We are focusing specifically on the long-term care, education, and corporate-backed sectors for new purchases that should benefit from a strong domestic economy.

We are closely watching developments in the hospital sector as it comes under pressure from increased competition and general overcapacity. Our percentage of hospital holdings is among the lowest in the fund's history, and we will look to increase it as opportunities unfold. Our overall strategy is designed to increase the tax-free yield of the fund in a prudent manner.


Taxable vs. Tax-Exempt Yields
--------------------------------------------------------------------------------

As of 2/28/99

                  Treasury Yield        Treasury Yield           Tax-Exempt
                  After Paying          After Paying             AAA General
                  Income Taxes          Income Taxes             Obligation
                  of 31%                of 36%                   Yield

1 Yr              3.34                  3.10                     2.95
5 Yr              3.59                  3.33                     3.78
10 Yr             3.64                  3.38                     4.20
30 Yr             3.85                  3.57                     4.99

Source: T. Rowe Price Associates


OUTLOOK

Despite the economy's strong momentum from the fourth quarter of 1998 through the early part of this year, we expect a decline in growth toward a more modest and sustainable level later this year. We also believe the forces sustaining low inflation are still in place. The Federal Reserve appears to have adopted a neutral monetary bias in the belief that the economy contains an equal measure of upside and downside risks.

So far this year, a decreasing supply of municipal issues combined with strong demand has helped move tax-exempt yields into more normal relationships with taxable yields. While Treasury yields across maturities have risen 50 to 60 basis points since the beginning of 1999, municipal yields were mostly unchanged. The chart on the previous page shows the after-tax yield on Treasury securities as of February 28, 1999, after paying federal income taxes at various levels. Overall, municipal securities are still appealing relative to other fixed income securities, and we are optimistic about their outlook for the rest of the year.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

March 19, 1999


--------------------------------------------------------------------------------

Change in Management

C. Stephen Wolfe stepped down as manager of the Tax-Free High Yield Fund on March 1, 1999, to devote himself full-time to research on high-yield securities. He remains a member of the fund's Investment Advisory Committee. William F. Snider, associate portfolio manager of this fund, has been appointed chairman of the Tax-Free High Yield Fund's Investment Advisory Committee. He and Patricia S. Deford will be co-managers of the fund responsible for day-to-day management of the portfolio. Mr. Snider joined T. Rowe Price in 1991 and also serves as portfolio manager of the New York and New Jersey Tax-Free Bond Funds. Ms. Deford, who joined T. Rowe Price in 1990, served as research director for the firm's municipal department and is vice president of all tax-free funds. Other members of the fund's Investment Advisory Committee include Konstantine B. Mallas, Mary J. Miller, William T. Reynolds, and Arthur S. Varnado.

The preceding updates the Tax-Free Funds prospectus of July 1, 1998.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        8/31/98      2/28/99
Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Price Per Share                                      $     1.00   $     1.00

Dividends Per Share
  For 6 months                                            0.016        0.014
  For 12 months                                           0.032        0.029

Dividend Yield (7-Day Compound) *                          2.98%        2.54%

Weighted Average Maturity (days)                             59           53

Weighted Average Quality **                          First Tier   First Tier


Tax-Exempt Money Fund PLUS Class Shares
--------------------------------------------------------------------------------

Price Per Share                                      $     --     $     1.00

Dividends Per Share
  For 6 months                                             --         0.007!
  For 12 months                                            --           --

Dividend Yield (7-Day Compound) *                          --           2.07%

  Weighted Average Maturity (days)                         --             53

Weighted Average Quality **                                --     First Tier

(continued on next page)


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

x                                                       8/31/98      2/28/99
Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                                      $     5.39   $     5.39

Dividends Per Share
  For 6 months                                             0.11         0.11
  For 12 months                                            0.22         0.22

Dividend Yield*
  For 6 months                                             4.13%        4.07%
  For 12 months                                            4.24         4.12

30-Day Standardized Yield                                  3.59         3.16

Weighted Average Maturity (years)                           4.4          4.0

Weighted Average Effective Duration (years)                 2.9          3.0

Weighted Average Quality ***                                 AA           AA


Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    11.13   $    11.13

Dividends Per Share
  For 6 months                                             0.24         0.24
  For 12 months                                            0.48         0.48

Dividend Yield *
  For 6 months                                             4.39%        4.39%
  For 12 months                                            4.49         4.42

30-Day Standardized Yield                                  3.78         3.36

Weighted Average Maturity (years)                           8.8          8.5

Weighted Average Effective Duration (years)                 5.6          5.4

Weighted Average Quality ***                                 AA           AA

(continued on next page)


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        8/31/98      2/28/99
Tax-Free Income Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    10.03   $     9.94

Dividends Per Share
  For 6 months                                             0.25         0.25
  For 12 months                                            0.51         0.50

Dividend Yield *
  For 6 months                                             5.15%        5.13%
  For 12 months                                            5.31         5.19

30-Day Standardized Yield                                  4.35         4.11

Weighted Average Maturity (years)                          17.1         16.1

Weighted Average Effective Duration (years)                 7.6          7.3

Weighted Average Quality ***                                AA-          AA-


Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    12.72   $    12.53

Dividends Per Share
  For 6 months                                             0.34         0.33
  For 12 months                                            0.68         0.66

Dividend Yield *
  For 6 months                                             5.38%        5.34%
  For 12 months                                            5.55         5.45

30-Day Standardized Yield                                  4.59         4.46

Weighted Average Maturity (years)                          19.4         19.3

Weighted Average Effective Duration (years)                 7.3          7.6

Weighted Average Quality ***                                 A-           A-

  * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
 ** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.
  !  Dividends for the period 11/1/98 to 2/28/99.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

As of 2/28/99

                  Lipper
                  Tax-Exempt
                  Money Market                       Tax-Exempt
                  Funds Average                      Money Fund

2/28/89           10,000                             10,000
2/90              10,591                             10,587
2/91              11,162                             11,139
2/92              11,598                             11,550
2/93              11,878                             11,823
2/94              12,105                             12,065
2/95              12,414                             12,383
2/96              12,828                             12,802
2/97              13,204                             13,193
2/98              13,613                             13,620
2/99              13,999                             14,024


TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                     Lipper Short-           Tax-Free
                  Lehman             Intermediate            Short-
                  3-Year Go          Municipal Debt          Intermediate
                  Bond Index         Funds Average           Fund

2/28/89           10,000             10,000                  10,000
2/90              10,806             10,750                  10,736
2/91              11,710             11,572                  11,494
2/92              12,665             12,459                  12,291
2/93              13,764             13,548                  13,214
2/94              14,243             14,043                  13,675
2/95              14,616             14,360                  14,073
2/96              15,793             15,376                  15,040
2/97              16,520             16,010                  15,645
2/98              17,403             16,839                  16,470
2/99              18,322             17,626                  17,277


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                    Lipper
                  Lehman            Intermediate
                  7-Year            Municipal              Tax-Free
                  Municipal         Debt Funds             Intermediate
                  Bond Index        Average                Bond Fund

11/30/92          10,000            10,000                 10,000
2/93              10,542            10,537                 10,681
2/94              11,008            11,034                 11,267
2/95              11,277            11,250                 11,566
2/96              12,434            12,276                 12,672
2/97              13,050            12,824                 13,204
2/98              14,043            13,778                 14,168
2/99              14,880            14,500                 14,929


TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                    Lipper
                  Lehman            General
                  Municipal         Municipal              Tax-Free
                  Bond              Debt Funds             Income
                  Index             Average                Fund

2/28/89           10,000            10,000                 10,000
2/90              11,026            10,888                 10,815
2/91              12,042            11,781                 11,724
2/92              13,245            12,984                 12,916
2/93              15,068            14,845                 14,838
2/94              15,902            15,654                 15,654
2/95              16,202            15,791                 15,951
2/96              17,991            17,387                 17,595
2/97              18,982            18,217                 18,441
2/98              20,717            19,932                 21,070
2/99              21,991            20,950                 21,275


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

TAX-FREE HIGH YIELD FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                     Lipper
                  Lehman             High Yield
                  Revenue            Municipal             Tax-Free
                  Bond               Debt Funds            High Yield
                  Index              Average               Fund

2/28/89           10,000             10,000                10,000
2/90              11,076             10,865                10,954
2/91              12,095             11,479                11,823
2/92              13,397             12,669                13,072
2/93              15,345             14,205                14,895
2/94              16,306             15,145                16,010
2/95              16,557             15,372                16,212
2/96              18,434             16,977                17,935
2/97              19,522             17,935                19,051
2/98              21,424             19,799                21,036
2/99              22,707             20,704                22,046


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since   Inception
Periods Ended 2/28/99       1 Year   5 Years   10 Years  Inception        Date
--------------------------------------------------------------------------------

Tax-Exempt Money             2.97%     3.05%      3.44%         -       4/8/81

Tax-Exempt Money PLUS           -         -          -       0.74%     11/1/98

Tax-Free
  Short-Intermediate         4.90      4.79       5.62          -     12/23/83

Tax-Free
  Intermediate Bond          5.37      5.79          -       6.63     11/30/92

Tax-Free Income              5.48      6.33       7.84          -     10/26/76

Tax-Free High Yield          4.80      6.61       8.23          -       3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund and PLUS Class shares.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Annual Meeting Results

The Tax-Free Intermediate Bond Fund held an annual meeting on October 15, 1998, to elect directors of the fund, to amend the fund's investment objectives, and to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the fund's independent accountants.

The results of voting were as follows (by number of shares):

For nominees to the Board of
Directors for the Tax-Free
Intermediate Bond Fund:

Calvin W. Burnett
         In favor:             6,264,176.601
         Withheld:               107,241.379

Anthony W. Deering
         In favor:             6,282,061.082
         Withheld:                89,356.898

F. Pierce Linaweaver
         In favor:             6,269,403.700
         Withheld:               102,014.280

William T. Reynolds
         In favor:             6,282,440.529
         Withheld:                88,977.451

James S. Riepe
         In favor:             6,280,032.546
         Withheld:                91,385.434

John G. Schreiber
         In favor:             6,280,776.004
         Withheld:                90,641.976

M. David Testa
         In favor:             6,282,440.529
         Withheld:                88,977.451


For PricewaterhouseCoopers LLP
as independent accountants:

         In favor:             6,209,652.143
         Withheld:                63,094.092
         Abstained:               98,671.745


Amendment for investment objec-
tives to remove the requirement
that total assets be invested
primarily in insured bonds:

         In favor:             4,892,656.486
         Against:                851,482.266
         Abstained:              434,617.228
         Broker Non-Votes:       192,662.000


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

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